CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders of
       ALLTEL Corporation:

As independent public accountants, we hereby consent to the use of our report dated January 28, 1999 included in this Form 10-K, into ALLTEL Corporation's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175, 33-56291 and 33-65199.



                                                    /s/ARTHUR ANDERSEN LLP

Little Rock, Arkansas
March 24, 1999

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